UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2015

Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755

(Address of principal executive offices)

(603) 640-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01          Regulation FD.

Sirius International Group, Ltd. (“SIG”), a wholly-owned subsidiary of White Mountains Insurance Group, Ltd., is required to provide financial statements annually to the holders of its $400 million face value senior unsecured notes (the “SIG Senior Notes”) and its 250,000 non-cumulative perpetual preference shares with liquidation preference of $1,000 per share (the “SIG Preference Shares”).  The financial statements of SIG as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 are provided to the holders of the SIG Senior Notes and the SIG Preference Shares and concurrently furnished herewith as Exhibit 99.1.

ITEM 9.01          Financial Statements and Exhibits

(d) Exhibits.  The following exhibit is furnished herewith:

EXHIBIT INDEX

Exhibit number	Name

99.1	The financial statements of SIG as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.

DATED: March 26, 2015	By:	/s/ J. BRIAN PALMER
J. Brian Palmer
Vice President and Chief Accounting Officer